Vanguard Bond Index Funds

Supplement to the Statement of Additional Information Dated April 29, 2013

The transaction fees imposed on purchases and redemptions of ETF Creation Units of Vanguard Total Bond Market Index Fund, Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund, and Vanguard Long-Term Bond Index Fund have been modified as follows:

Vanguard ETF®	Old Transaction Fee	New Transaction Fee
Total Bond Market ETF	$500	$100
Short-Term Bond ETF	$500	$100
Intermediate-Term Bond ETF	$500	$100
Long-Term Bond ETF	$500	$100

Statement of Additional Information Text Changes

The paragraph on page B-56 under “Transaction Fee on Purchases of Creation Units” is replaced with the following:

Each ETF Fund imposes a Transaction Fee (payable to the Fund) to compensate the Fund for costs associated with the issuance of Creation Units. For Creation Units purchased with a prescribed basket, the Transaction Fee is a flat fee of $100, regardless of how many Creation Units are purchased. When an ETF Fund (except Vanguard Total Bond Market ETF) permits (or requires) a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional charge on the cash-in-lieu portion of its investment. The amount of this charge will be disclosed to investors before they place their orders. The amount will be determined by the Fund at its sole discretion, but will not be more than the Fund’s good faith estimate of the costs it will incur investing the cash in lieu, which may include, if applicable, market-impact costs. For Creation Units of Vanguard Total Bond Market ETF purchased with a Fund Deposit that includes cash in lieu of mortgage-TBA securities, the Transaction Fee is a flat fee of $100 plus a variable charge, which will be disclosed to investors before they place their orders, in an amount approximately equal to the transaction costs the Fund expects to incur buying the mortgage TBAs that are part of the Fund Deposit. The maximum variable charge is 2% of the value of the TBA securities. On average, the charge is expected to be 0.05%. For Creation Units of Vanguard Total Bond Market ETF purchased with a Fund Deposit that includes Treasury securities in lieu of mortgage-TBA securities, the Transaction Fee will not include a variable charge. In no event will the total Transaction Fee exceed 2% of the cash-in-lieu amount. The Transaction Fees are subject to revision from time to time.

The paragraph on page B-57 under “Transaction Fee on Redemptions of Creation Units” is replaced with the following:

Each ETF Fund imposes a Transaction Fee (payable to the Fund) to compensate the Fund for costs associated with the redemption of Creation Units. For each Fund, the Transaction Fee on Creation Unit redemptions is a flat fee of $100, regardless of the number of Creation Units redeemed. For Creation Unit redemptions, unlike purchases, Vanguard Total Bond Market ETF does not assess a variable charge above the standard flat fee, nor do any of the ETF Funds impose an additional charge on investors who receive cash in lieu of one or more Redemption Securities. The Transaction Fees are subject to revision from time to time.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 084A 062013